Exhibit h.2

Administration Agreement

Appendix A

Index Series

Approved February 15, 2000

iShares Dow Jones U.S. Basic Materials Sector Index Fund

iShares Dow Jones U.S. Consumer Services Sector Index Fund

(formerly iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund)

iShares Dow Jones U.S. Consumer Goods Sector Index Fund

(formerly iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund)

iShares Dow Jones U.S. Energy Sector Index Fund

iShares Dow Jones U.S. Financial Sector Index Fund

iShares Dow Jones U.S. Financial Services Index Fund

iShares Dow Jones U.S. Healthcare Sector Index Fund

iShares Dow Jones U.S. Industrial Sector Index Fund

iShares Dow Jones U.S. Real Estate Index Fund

iShares Dow Jones U.S. Technology Sector Index Fund

iShares Dow Jones U.S. Telecommunications Sector Index Fund

iShares Dow Jones U.S. Total Market Index Fund

iShares Dow Jones U.S. Utilities Sector Index Fund

iShares Russell 1000 Index Fund

iShares Russell 1000 Growth Index Fund

iShares Russell 1000 Value Index Fund

iShares Russell 2000 Index Fund

iShares Russell 2000 Growth Index Fund

iShares Russell 2000 Value Index Fund

iShares Russell 3000 Index Fund

iShares Russell 3000 Growth Index Fund

iShares Russell 3000 Value Index Fund

iShares S&P 500 Index Fund

iShares S&P 500/BARRA Growth Index Fund

iShares S&P 500/BARRA Value Index Fund

iShares S&P Europe 350 Index Fund

iShares S&P MidCap 400 Index Fund

iShares S&P MidCap 400/BARRA Growth Index Fund

iShares S&P MidCap 400/BARRA Value Index Fund

iShares S&P SmallCap 600 Index Fund

iShares S&P SmallCap 600/BARRA Growth Index Fund

iShares S&P SmallCap 600/BARRA Value Index Fund

Approved July 21, 2000

iShares S&P 100 Index Fund

iShares S&P Global 100 Index Fund

Administration Agreement

Appendix A

Index Series

Approved November 15, 2000

iShares Cohen & Steers Realty Majors Index Fund

iShares Goldman Sachs Consumer Industries Index Fund*

iShares Goldman Sachs Cyclical Industries Index Fund*

iShares Goldman Sachs Financials Index Fund*

iShares Goldman Sachs Health Care Index Fund*

iShares Goldman Sachs Natural Resources Index Fund

iShares Goldman Sachs Technology Index Fund

iShares Goldman Sachs Utilities Index Fund*

iShares Nasdaq Biotechnology Index Fund

Approved February 21, 2001

iShares Goldman Sachs Networking Index Fund

iShares Goldman Sachs Semiconductor Index Fund

iShares Goldman Sachs Hardware Index Fund*

iShares Goldman Sachs Software Index Fund

Approved May 16, 2001

iShares S&P Global Consumer Discretionary Sector Index Fund*

iShares S&P Global Consumer Staples Sector Index Fund*

iShares S&P Global Energy Sector Index Fund

iShares S&P Global Financials Sector Index Fund

iShares S&P Global Health Care Sector Index Fund

iShares S&P Global Industrials Sector Index Fund*

iShares S&P Global Technology Sector Index Fund

iShares S&P Global Materials Sector Index Fund*

iShares S&P Global Telecommunications Services Sector Index Fund

iShares S&P Global Utilities Sector Index Fund*

iShares S&P Global 1200 Index Fund*

iShares S&P/TOPIX 150 Index Fund

iShares S&P Asia Pacific 100 Index Fund*

iShares S&P Latin America 40 Index Fund

iShares MSCI EAFE Index Fund

Approved July 12, 2001

iShares Russell Midcap Index Fund

iShares Russell Midcap Growth Index Fund

iShares Russell Midcap Value Index Fund

Approved August 15, 2001

iShares Lehman 1-3 Year Treasury Bond Fund

iShares Lehman 7-10 Year Treasury Bond Fund

iShares Lehman 20+ Year Treasury Bond Fund

iShares Lehman Treasury Bond Fund*

iShares Lehman Government/Credit Bond Fund*

Approved February 28, 2002

iShares GS $ InvesTop Bond Fund

Administration Agreement

Appendix A

Index Series

Approved August 20, 2002

iShares KLD Nasdaq Social Index Fund*

iShares S&P ADR International Index Fund*

Approved December 13, 2002

iShares U.S. Treasury Inflation Protected Securities Fund

iShares Lehman Aggregate Bond Fund

iShares Lehman Liquid Corporate Bond Fund*

iShares FTSE/Xinhua HK China 25 Index Fund

Approved September 12, 2003

iShares CSFB Callable Bond Index Fund*

iShares Dow Jones Select Dividend Index Fund

iShares Dow Jones Transportation Average Index Fund

Approved December 5, 2003

iShares Dow Jones U.S. Industrial Average Index Fund*

iShares NYSE 100 Index Fund

iShares NYSE Composite Index Fund

iShares S&P 1500 Index Fund

Approved March 16, 2004

iShares Morningstar Large Core Index Fund

iShares Morningstar Large Growth Index Fund

iShares Morningstar Large Value Index Fund

iShares Morningstar Mid Core Index Fund

iShares Morningstar Mid Growth Index Fund

iShares Morningstar Mid Value Index Fund

iShares Morningstar Small Core Index Fund

iShares Morningstar Small Growth Index Fund

iShares Morningstar Small Value Index Fund

Approved September 15, 2004

iShares KLD Select Social Index Fund

iShares FTSE/Xinhua China 25 Index Fund

*	Fund has not yet been launched.